------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): August 1, 1998


             CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A10 Mortgage Pass-Through Certificates, Series 1998-J).

                                   CWMBS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      333-53861                95-4449516
----------------------------        --------------        -------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


      4500 Park Granada
   Calabasas, California                                           91302
--------------------------                                 ------------------
  (Address of Principal                                          (Zip Code)
  Executive Offices)

        Registrant's telephone number, including area code (818) 304-5591

-----------------------------------------------------------------------------

Item 5.   Other Events.

     On August 1, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-J (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    Not applicable.

    Not applicable.

    Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of August 1, 1998, by and among the Company, IndyMac and the Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.



                                           By:  /s/ Celia Coulter
                                                ----------------------------
                                                Celia Coulter
                                                Vice President


Dated:  March 16, 1999

                                                             Exhibit Index



Exhibit                                                          Page

       99.1.    Pooling and Servicing Agreement,
                dated as of August 1, 1998, by and
                among, the Company, IndyMac and the
                Trustee                                           5